COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Money Market Fund, Variable Series

(the “Fund”)

Supplement dated September 18, 2009 to the

Prospectus, dated May 1, 2009, as supplemented

1.	The U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) expired on September 18, 2009 and will not be further extended by the Department of the Treasury. Accordingly, as of the close of business of the Fund on September 18, 2009, the Program will no longer provide any guarantee against any loss to shareholders with respect to Fund shares. The Fund prospectus supplement dated May 1, 2009 regarding coverage under the program is hereby replaced.

2.	The disclosure set forth in the section of the prospectus entitled “Principal Risks—Money Market Fund Risk” is deleted in its entirety and replaced with the following:

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions.

The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share.

At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share.

The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

Shareholders should retain this Supplement for future reference.